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                                                                    Exhibit 23.1



                         Consent of Hausser + Taylor LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






     As independent public accountants, we hereby consent to the incorporation of our report dated February 22, 2002 included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-40341 and 333-71855.



                                                            HAUSSER + TAYLOR LLP



Cleveland, Ohio
March 14, 2002